Pro Forma Consolidated Statements of Income (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Schedule of Condensed Consolidating Statement of Operations [Line Items]
Total revenue	$ 211,329	$ 164,230
Net income available to common shareholders	$ 18,751	$ 3,715
Earnings per share attributable to common shareholders
Basic	$ 0.43	$ 0.09
Diluted	$ 0.39	$ 0.08